PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2023
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

6. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consist of the following:

	At December 31,	At December 31,
	2022	2023
	$	$
Buildings	764,577	978,924
Leasehold improvements	30,896	44,275
Machinery	1,470,957	2,213,281
Furniture, fixtures and equipment	58,928	178,455
Motor vehicles	11,527	14,768
Freehold land	39,285	45,397
	2,376,170	3,475,100
Accumulated depreciation	(908,888)	(1,061,281)
Subtotal	1,467,282	2,413,819
Construction in progress	359,361	674,623
Property, plant and equipment, net	1,826,643	3,088,442

Depreciation expense of property, plant and equipment was $266,956, $225,351 and $287,130 for the years ended December 31, 2021, 2022 and 2023, respectively. Construction in progress primarily represents production facilities under construction and the machinery under installation.